                                  EXHIBIT (24)
                                  ------------

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL, JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock and preferred stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 25, 1995, among Boatmen's Bancshares, Inc., Acquisition Sub, Inc. and Fourth Financial Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: September 22, 1995



                                    /s/ Richard L. Battram
                                    ----------------------
                                    Richard L. Battram

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL, JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock and preferred stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 25, 1995, among Boatmen's Bancshares, Inc., Acquisition Sub, Inc. and Fourth Financial Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: September 21, 1995



                                    /s/ B.A. Bridgewater, Jr.
                                    -------------------------
                                    B. A. Bridgewater, Jr.

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL, JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock and preferred stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 25, 1995, among Boatmen's Bancshares, Inc., Acquisition Sub, Inc. and Fourth Financial Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: September 22, 1995



                                    /s/ William E. Cornelius
                                    ------------------------
                                    William E. Cornelius

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL, JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock and preferred stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 25, 1995, among Boatmen's Bancshares, Inc., Acquisition Sub, Inc. and Fourth Financial Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: September 28, 1995



                                    /s/ Andrew B. Craig, III
                                    ------------------------
                                    Andrew B. Craig, III

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL, JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock and preferred stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 25, 1995, among Boatmen's Bancshares, Inc., Acquisition Sub, Inc. and Fourth Financial Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: September 25, 1995



                                    /s/ Gregory L. Curl
                                    -------------------
                                    Gregory L. Curl

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL, JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock and preferred stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 25, 1995, among Boatmen's Bancshares, Inc., Acquisition Sub, Inc. and Fourth Financial Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: September 24, 1995



                                    /s/ John E. Hayes, Jr.
                                    ----------------------
                                    John E. Hayes, Jr.

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL, JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock and preferred stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 25, 1995, among Boatmen's Bancshares, Inc., Acquisition Sub, Inc. and Fourth Financial Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: September 26, 1995



                                    /s/ Samuel B. Hayes, III
                                    ------------------------
                                    Samuel B. Hayes, III

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL, JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock and preferred stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 25, 1995, among Boatmen's Bancshares, Inc., Acquisition Sub, Inc. and Fourth Financial Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

      Dated: September 22, 1995



                                    /s/ C. Ray Holman
                                    -----------------
                                    C. Ray Holman

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL, JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock and preferred stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 25, 1995, among Boatmen's Bancshares, Inc., Acquisition Sub, Inc. and Fourth Financial Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: October 11, 1995



                                    /s/ John Peters MacCarthy
                                    -------------------------
                                    John Peters MacCarthy

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL, JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock and preferred stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 25, 1995, among Boatmen's Bancshares, Inc., Acquisition Sub, Inc. and Fourth Financial Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: September 25, 1995



                                    /s/ William E. Maritz
                                    ---------------------
                                    William E. Maritz

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL, JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock and preferred stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 25, 1995, among Boatmen's Bancshares, Inc., Acquisition Sub, Inc. and Fourth Financial Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: September 22, 1995



                                    /s/ Andrew E. Newman
                                    --------------------
                                    Andrew E. Newman

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL, JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock and preferred stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 25, 1995, among Boatmen's Bancshares, Inc., Acquisition Sub, Inc. and Fourth Financial Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: September 23, 1995



                                    /s/ Richard E. Peck
                                    -------------------
                                    Richard E. Peck

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL, JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock and preferred stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 25, 1995, among Boatmen's Bancshares, Inc., Acquisition Sub, Inc. and Fourth Financial Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: September 22, 1995



                                    /s/ Jerry E. Ritter
                                    -------------------
                                    Jerry E. Ritter

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL, JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock and preferred stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 25, 1995, among Boatmen's Bancshares, Inc., Acquisition Sub, Inc. and Fourth Financial Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: September 22, 1995



                                    /s/ William P. Stiritz
                                    ----------------------
                                    William P. Stiritz

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL, JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock and preferred stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 25, 1995, among Boatmen's Bancshares, Inc., Acquisition Sub, Inc. and Fourth Financial Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: September 25, 1995



                                    /s/ Albert E. Suter
                                    -------------------
                                    Albert E. Suter

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL, JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock and preferred stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 25, 1995, among Boatmen's Bancshares, Inc., Acquisition Sub, Inc. and Fourth Financial Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: September 22, 1995



                                    /s/ Dwight D. Sutherland
                                    ------------------------
                                    Dwight D. Sutherland

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                           BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints GREGORY L. CURL, JAMES W. KIENKER and DAVID L. FOULK, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock and preferred stock of Boatmen's Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated August 25, 1995, among Boatmen's Bancshares, Inc., Acquisition Sub, Inc. and Fourth Financial Corporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: September 21, 1995



                                    /s/ Theodore C. Wetterau
                                    ------------------------
                                    Theodore C. Wetterau